Exhibit 99.2

Merger of the SCBT Financial Corporation and The Savannah Bancorp, Inc. August 8, 2012

FORWARD-LOOKING STATEMENTS 2 Statements included in this press release which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. SCBT Financial Corporation (‘SCBT”) and The Savannah Bancorp, Inc. (SAVB”) caution readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between SCBT and SAVB; (2) the outcome of any legal proceedings that may be instituted against SCBT or SAVB; (3) the inability to complete the transactions contemplated by the definitive merger agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank's ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) economic downturn risk resulting in deterioration in the credit markets; (14) greater than expected noninterest expenses; (15) excessive loan losses; (16) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Peoples Bancorporation and The Savannah Bancorp, Inc., including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (17) the risks of fluctuations in market prices for SCBT stock that may or may not reflect economic condition or performance of SCBT; (18) the payment of dividends on SCBT is subject to regulatory supervision as well as the discretion of the SCBT board of directors; and (19) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. SCBT will file a registration statement and other relevant documents concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities as soon as is practical. SCBT and SAVB will prepare a proxy statement and other relevant documents concerning the proposed transaction for its shareholders. Both SCBT and SAVB shareholders are urged to read such proxy and registration statements regarding the proposed transaction as they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents because these will contain important information. You will be able to obtain a free copy of the registration statement, as well as other filings containing information about SCBT Financial Corporation and The Savannah Bancorp, Inc., at the SEC’s internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either SCBT Financial Corporation, P. O. Box 1030, Columbia, SC 29202, Attention: Richard C. Mathis, Executive Vice President and Treasurer, or The Savannah Bancorp, Inc., 25 Bull Street, P. O. Box 188, Savannah, GA 31402, Attention: Michael W. Harden, Jr., Chief Financial Officer. SCBT Financial Corporation, The Savannah Bancorp, Inc., and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCBT and SAVB in connection with the merger. Information about the directors and executive officers of SAVB and their respective ownership of SAVB common stock is set forth in The SAVB’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at SAVB’s address above. Information about the directors and executive officers of SCBT Financial Corporation and their ownership of SCBT stock is set forth in SCBT’s most recent proxy statement filed with the SEC and available at the SEC’s internet site and from SCBT at the address set forth above. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

STRATEGIC MARKET EXPANSION 3 SCBT branch SAVB branch Pro Forma Highlights Source: SNL Financial and Company documents Pro forma data as of 6/30/12; excludes purchase accounting adjustments Kiawah Island SOUTH CAROLINA Charleston Spartanburg Columbia Greenville NORTH CAROLINA Charlotte Savannah GEORGIA Atlanta Athens Ticker: SCBT (NASDAQ) Headquarters: Columbia, SC Founded: 1933 Branches: 87 Assets: $5.3 billion Loans: $3.8 billion Deposits: $4.5 billion

TARGET MARKET HIGHLIGHTS » Primary market drivers include shipping, healthcare, military, tourism and manufacturing. » The Savannah area’s manufacturing sector — with a local economic impact of $2.3 billion — produces a variety of goods: from pulp and paper to world-class business aircraft and heavy construction equipment. » The Port of Savannah ranks as the country’s 2nd largest exporter and has the 4th largest shipping capacity in the US Source: SNL Financial, Savannah Chamber of Commerce, the Bureau of Labor Statistics, and Georgia Ports Authority (1) Projected figures represent expected growth from 2011 to 2016; demographic statistics deposit weighted by county for SAVB & SCBT 4 Savannah Market Overview Major Area Employers Highlight Demographics (1) SAVB SCBT National Total Population (000's) 543 5,204 310,704 Projected Population Growth: 6.6% 5.9% 3.4 % Projected Household Income Growth: 24.6% 14.1% 14.6 % Population Density (# / square mile): 465.8 363.2 88.0 Population Density Growth: 7.0% 5.9% 3.4%

Deposits Market Rank Institution ($mm) Share Branches 1 Wells Fargo & Co. $1,362 17.22% 22 2 SunTrust Banks Inc. 1,206 15.25 19 Pro Forma 1,171 14.80 17 3 Savannah Bancorp Inc. 859 10.86 11 4 Bank of America Corp. 823 10.40 16 5 BB&T Corp. 448 5.67 10 6 FCB Financial Corp. 390 4.93 5 7 CoastalSouth Bancshares Inc. 313 3.95 4 8 SCBT Financial Corp. 312 3.94 6 9 Coastal Bankshares Inc. 271 3.43 5 10 Synovus Financial Corp. 267 3.37 6 11 Ameris Bancorp 193 2.44 6 12 Regions Financial Corp. 189 2.38 8 13 Toronto-Dominion Bank 159 2.00 5 14 Palmetto State Bankshares Inc. 154 1.95 3 15 First Financial Holdings Inc. 117 1.48 5 SAVANNAH BANCORP, INC. 5 Deposit Market Share of Combined Counties Served (1) The Savannah Bancorp, Inc. Source: SNL Financial Deposit market share data as of 6/30/11; financial data as of 6/30/12 (1) Combined counties served include Beaufort and Jasper, SC and Chatham and Bryan, GA Headquarters Savannah, GA Bank Subsidiaries Savannah Bank Bryan Bank & Trust Investment Advisor Subsidiary Minis & Co., Inc. Founded 1990 Ticker SAVB (NASDAQ) Branches 11 Total Assets $ 952 million Total Loans 725 Total Deposits 818 Loans / Deposits 88.6 % TCE / TA 8.46 NPAs+90 Days PD / Loans + OREO 6.19 Net Interest Margin 3.90 Efficiency Ratio 68.67

TRANSACTION RATIONALE Entrance into desirable Savannah market with strong demographics Increases existing market share in both Georgia and South Carolina Total market share in combined counties served # 3 - SCBT formerly # 8 6 Strategic Expansion Financially Attractive Low Risk Profile Accretive to tangible book value within 3 years Immediate double-digit EPS accretion (1) Partnership meets highly selective M&A criteria Thorough due diligence review and conservative credit mark of 11.5% Cohesive culture with familiar customer base Significant revenue synergies identified, but not assumed SOUNDNESS PROFITABILITY GROWTH (1) Exclusive of one-time merger related deal charges

BENEFITS TO SAVB STAKEHOLDERS Unlock value of SAVB Opportunity for improved shareholder return Liquid currency Benefit from consistent SCBT dividend 7 Shareholders Customers Employees Both banks operate under the community banking model Ability to provide enhanced products and services Convenience of expanded branch network across 3 states and 87 branches Joining one of Forbes “100 Most Trustworthy Companies” Compatible business cultures Minimal branch overlap leads to superior retention

TRANSACTION TERMS 8 (1) Based on SCBT's stock price of $37.21 as of 8/7/12 and a fixed exchange ratio of 0.2503x (2) Based upon SAVB's tangible book value per share of $11.08 as of 3/31/12 (3) Based on SAVB's stock price of $5.55 as of 8/7/12 Buyer: SCBT Financial Corporation (NASDAQ: SCBT) Seller: The Savannah Bancorp, Inc. (NASDAQ: SAVB) Transaction Value: (1) $67.1 million Fixed Exchange Ratio: 0.2503 shares of SCBT common stock for each share of SAVB common stock Price per Share: $9.31 Consideration: 100% Stock Price / Tangible Book Multiple: (2) 84% Market Premium: (3) 68% Capital Raise: No additional capital required to complete the transaction Required Approvals: Customary regulatory approval and by both SCBT & SAVB shareholders Expected Closing: 4th Quarter 2012

FINANCIAL IMPACT 9 Gross Credit Mark 11.5%, $85.0 million Loans 10.9%, $78.8 million OREO 38.1%, $6.2 million Net credit mark of $62.6, after ALLL Projected Close in 4th Quarter 2012 TBV Accretive < 3 years EPS immediately accretive Pro Forma Capital Ratios at Close Assumptions Cost savings ~ 35% 90% realized in 2013 100% thereafter Revenue synergies not included CDI ~ 1.2%, amortized using SYD method One-time merger related expenses ~ $9.3 million (after-tax) Tier 1 Leverage Ratio ~ 8.4% Tier 1 Risk-Based Ratio ~ 12.7% Tangible Common Equity / Tangible Assets ~ 7.3%

Projected C&D, as a percentage of risk-based capital, is in mid-80’s. Implied cumulative losses ~ 19.1% Comprehensive credit due diligence process to review SAVB’s loan and OREO portfolios 1,167 Loan & OREO files reviewed represents 82% of SAVB’s portfolio All loans greater than $150K were reviewed Conservative gross credit mark of 11.5% CREDIT DUE DILIGENCE 10 Credit Adjustments Diligence Highlights Source: SNL Financial and Company documents 6/30/12 Estimated Estimated Fair Balance Mark Mark Value ($000) (%) ($000) ($000) Total Loans $725,345 10.9% $78,825 $646,520 OREO $16,335 38.1% $6,216 $10,119 Total Loans & OREO $741,680 11.5% $85,041 $656,639 Net Charge-Offs since 12/31/07 69,672 Total Cumulative Losses since 12/31/07 154,713 Cumulative losses as a % of 12/31/07 Loan Portfolio 19.1%

Target Deal Deal Value AUM Value / AUM ($mm) ($mm) (%) Median $464 $6.0 1.75% Minis & Co., Inc. $425 $7.4 MINIS & CO., INC. » Minis & Co. of Savannah was established in 1932 by Abram Minis. Savannah Bancorp acquired the net assets of Minis in 2007. » Registered Investment Advisor (RIA) complements our strategic growth initiatives » Minis & Co., Inc. & SAVB Trust Assets Under Management (AUM): $641 million (1) » Combined AUM with SCBT~ $1.6 billion (2) » Consolidated Trust Asset Management ranks in top 20th percentile (3) 11 Source: SNL Financial and Company documents (1) AUM Minis of $425 million & SAVB Trust of $216 million as of 12/31/11 (2) Includes Minis , SAVB and SCBT’s Wealth Management Division (Investment Services of $400 million and Trust Services of $544 million) (3) Ranking per 2012 Trust Performance Report published by A.M. Publishing, Inc. (4) Includes all asset manager transactions announced since 12/31/07 with disclosed deal values less than $100 million and target assets under management between $200 million and $800 million (5) Implied value based on median deal value / AUM of comparable transactions Comparable Asset Manager M&A Transactions 18 comparable transactions (4) (5)

SUMMARY Strategic expansion into adjacent markets of operation Financially attractive transaction drives earnings power and value for both SAVB & SCBT shareholders Significant potential for operating synergies Similar cultures will benefit customers and stakeholders of SAVB Integration experience provides for little execution risk Continue to build a high-performing community bank in the Southeast 12

Supplemental

PRO FORMA LOAN COMPOSITION 14 SAVB Yield on Total Loans: 5.41% SCBT Yield on Total Loans: 5.67% SCBT Financial Corporation The Savannah Bancorp, Inc. Pro Forma (1) (2) Source: SNL Financial and Company documents Data as of or for the three months ended 6/30/12; SAVB regulatory loan composition as of 3/31/12 Excludes purchase accounting adjustments Includes only PBCE’s loan portfolio, adjusted for purchase accounting adjustments C&D 9% 1 - 4 Family 22% CRE 34% C&I 8% Consumer & Other 8% Acquired Covered 11% Acquired Non Covered 7% C&D 15% 1 - 4 Family 33% CRE 41% C&I 9% Consumer & Other 2% Loan Portfolio ($000) Amount % of Total C&D $392,487 10.37% 1-4 Family 925,245 24.45 CRE 1,348,966 35.64 C&I 297,503 7.86 Consumer & Other 260,718 6.89 Acquired Covered 337,778 8.92 Acquired Non-Covered 222,280 5.87 Gross Loans & Leases $3,784,977 100.00 % C&D 10% 1 - 4 Family 24% CRE 36% C&I 8% Consumer & Other 7% Acquired Covered 9% Acquired Non - Covered 6% Loan Portfolio ($000) Amount % of Total C&D $279,519 9.19% 1-4 Family 677,359 22.27 CRE 1,047,485 34.44 C&I 228,236 7.50 Consumer & Other 248,652 8.18 Acquired Covered 337,778 11.11 Acquired Non-Covered 222,280 7.31 Gross Loans & Leases $3,041,309 100.00%

PRO FORMA DEPOSIT COMPOSITION 15 SAVB Cost of Total Deposits: 0.65% SCBT Cost of Total Deposits: 0.25% SCBT Financial Corporation The Savannah Bancorp, Inc. Pro Forma Source: SNL Financial and Company documents Data as of or for the three months ended 6/30/12; SAVB regulatory deposit composition as of 3/31/12 Jumbo time deposits defined as time deposits greater than $100,000 Demand Deposits 22% NOW Accounts 18% Money Market & Savings 33% Retail Time Deposits 16% Jumbo Time Deposits 11% Demand Deposits 21% NOW Accounts 15% Money Market & Savings 36% Retail Time Deposits 15% Jumbo Time Deposits 13% Deposit Composition ($000) Amount % of Total Demand Deposits $117,110 14.05 % NOW Accounts 26,304 3.16 Money Market & Savings 392,827 47.12 Retail Time Deposits 119,018 14.28 Jumbo Time Deposits 178,338 21.39 Total Deposits $833,597 100.00 % Demand Deposits 14% NOW Accounts 3% Money Market & Savings 47% Retail Time Deposits 14% Jumbo Time Deposits 21% Deposit Composition ($000) Amount % of Total Demand Deposits $923,345 20.54 % NOW Accounts 675,776 15.04 Money Market & Savings 1,616,314 35.96 Retail Time Deposits 687,173 15.29 Jumbo Time Deposits 591,961 13.17 Total Deposits $4,494,569 100.00%

INVESTOR CONTACTS 16 Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com